SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 18, 2002
                                                         -----------------

                               KOGER EQUITY, INC.
                               ------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
                                     -------
                  State or Other Jurisdiction of Incorporation)


       1-9997                                                  59-2898045
--------------------------------------------------------------------------------
(Commission File Number)                                     (IRS Employer
                                                           Identification No.)

     433 PLAZA REAL, SUITE 335
        BOCA RATON, FLORIDA                                     33432
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                    (Zip Code)


                                 (561) 395-9666
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                       NA
         (Former Name or Former Address, if Changed Since Last Reports)


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Item 9. Regulation FD Disclosure

Koger Equity, Inc. announced that it closed an $85 million mortgage loan made by Metropolitan Life Insurance Company and secured by its Three Ravinia property in Atlanta, Georgia, as more particularly described in its News Release, dated December 18, 2002, a copy of which is attached hereto as Exhibit 99 and by this reference made a part hereof.

For more information on Koger Equity, Inc., contact the company at 866-321-0712 or visit its Web site at WWW.KOGER.COM.


Item 7. Financial Statements and Exhibits.

(c)  Exhibits

     Exhibit
     Number    Description of Exhibit
     ------    ----------------------
      99       Koger Equity, Inc. News Release, dated December 18, 2002.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                          KOGER EQUITY, INC.




Dated:  December 18, 2002                 By: /S/ Thomas J. Crocker
                                          -------------------------------------
                                                  Thomas J. Crocker
                                          Title:  Chief Executive Officer



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                                  EXHIBIT INDEX

The following designated exhibit is filed herewith:

     Exhibit
     Number    Description of Exhibit
     ------    ----------------------
      99       Koger Equity, Inc. News Release, dated December 18, 2002.


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                                                                   EXHIBIT 99

                                                             KOGER EQUITY, INC.
                                                      433 Plaza Real, Suite 335
                                                      Boca Raton, Florida 33432

--------------------------------------------------------------------------------

Koger Equity Secures Permanent Financing for Three Ravinia

BOCA RATON, Fla.--(BUSINESS WIRE)--December 18, 2002--Koger Equity (NYSE:KE) today announced that it closed an agreement with Metropolitan Life Insurance Company for an $85 million mortgage loan secured by its Three Ravinia Drive property in Atlanta, Georgia. The mortgage loan has a five-year term expiring on January 1, 2008 with a fixed interest rate of 5.26%. Koger used the proceeds from the mortgage loan to pay down a substantial portion of the existing balance on its secured revolving credit facility.

Concurrently, Koger amended its secured revolving credit facility to lower the commitment amount to $100 million from $125 million and modified certain debt covenant definitions and other requirements.

Certain matters discussed in this press release may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Koger Equity, Inc. believes the expectations reflected in such forward-looking statements are based on reasonable assumptions; there can be no assurance that its expectations will be attained. Certain factors that could cause actual results to differ materially from the Company's expectations are set forth as risk factors in the company's SEC reports and filings, including its annual report on Form 10-K. Forward-looking statements are not guarantees of performance. For forward-looking statements contained or incorporated by reference herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Koger Equity, Inc. owns and operates 124 office buildings, containing 8.93 million rentable square feet, primarily located within 16 suburban office projects in nine cities in the Southeastern United States and Houston, Texas.

Additional information about Koger is available upon request to Investor Relations, 433 Plaza Real, Suite 335, Boca Raton, Florida 33432-3945, or call 1-800-850-2037.

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